SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):  September 1, 2001

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

      Washington                     000-29829                91-1815009
(State or other jurisdiction      (SEC File Number)         (IRS Employer
of incorporation or organization)                           Identification No.)

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                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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Item 4.  Change in Registrant's Certifying Accountant.

        1. On September 4, 2001, Pacific Financial Corporation (the "Registrant") was notified that McGladrey & Pullen, LLP, had acquired the attest assets and practice of the Registrant's independent auditors Knight Vale & Gregory PLLC effective September 1, 2001, and that Knight Vale & Gregory PLLC would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP, was engaged as the Registrant's new auditor on September 5, 2001.

        2. The auditor's reports from Knight Vale & Gregory PLLC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        3.        The   decision  to  engage   McGladrey  &  Pullen,   LLP,  was
                  recommended by the Registrant's audit committee and approved by the Registrant's board of directors.

        4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change in auditors, there were no disagreements with Knight Vale & Gregory PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        5. The Registrant has requested Knight Vale & Gregory PLLC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item. A copy of that letter dated September 5, 2001, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

            (c)   Exhibits

            Exhibit 16 Letter of Knight Vale & Gregory PLLC re change in certifying accountant

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  September 5, 2001                 By:/s/ John Van Dijk
                                             -------------------------
                                             John Van Dijk
                                             Treasurer